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SARM 2006-11 Exhibit 33 (a-i)

a)

[Aurora Loan Services logo]
Certification Regarding Compliance with Applicable Servicing Criteria
1.
Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank
FSB, is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended
December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Master Servicing
Platform") include asset-backed securities transactions for which Aurora acted as master servicer, registered on or after January 1, 2006, involving residential mortgage loans;
2.
Aurora has not engaged vendors (the "Vendors") to perform significant activities pertaining to the applicable servicing criteria;
3.
Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of
Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
4.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs with respect to the Master Servicing
Platform as of December 31, 2006 and for the Reporting Period;
5.
Aurora has complied, in all material respects, with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Master Servicing Platform taken as a whole;
6.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period.

March 13, 2007
Aurora Loan Services LLC
By: /s/: E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President

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APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreement
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
X
1
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and
otherwise in accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate
custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash
flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
specified in the transaction agreements.
X
1
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction
agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial
institution means a foreign financial institution that meets the requirements of 240.13k-1(b)(1) of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
1
1
Aurora did not perform the activity described in this criteria as of December 31, 2006 and for the Reporting Period.
No assessment of compliance, therefore, is necessary.

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-
backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These
reconciliations: (A) Are mathematically accurate; (B) Are
prepared within 30 calendar days after the bank statement
cutoff date, or such other number of days specified in the
transaction agreements; (C) Are reviewed and approved by
someone other than the person who prepared the
reconciliation; and (D) Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the
transaction agreements and applicable Commission
requirements. Specifically, such reports: (A) Are prepared in accordance with timeframes and other terms set forth in the
transaction agreements; (B) Provide information calculated in accordance with the terms specified in the transaction
agreements; (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
X
2,3
X
2
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and other
terms set forth in the transaction agreements.
X
3
1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the servicer's investor records, or such other number of days specified in the transaction agreements.
X
3
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
3
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
conditions or requirements in the transaction agreements.
X
2
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
3
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in
accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
1122(d)(4)(v)
The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's
pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance
with the transaction agreements and related pool asset
documents.
X
1
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
requirements established by the transaction agreements.
X
1
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delin quent in accordance with the transaction agreements. Such records are maintained on at
least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example,
phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool
asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as
escrow accounts): (A) Such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction
agreements; (B) Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents
and state laws; and (C) Such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the
transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
X

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
transaction agreements.
X
1122(d)(4)(xiv )
Delinquencies, charge-offs and uncollectable accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.
X

b)

AURORA LOAN SERVICES (LOGO)
A Lehman Brothers Company
Certification Regarding Compliance with Applicable Servicing Criteria
1. Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank, FSB is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item
1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting
Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include asset-backed securities transactions for which
Aurora acted as servicer, closed on or after January 1, 2006 not sponsored by government sponsored enterprises or Government National Mortgage Association, for which the asset type is mortgage loans that
(i) are primarily categorized by the servicing designations of conventional prime', `conventional alt-a' and
`subprime' and (ii) do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing Service;

2. Aurora has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Aurora has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto with the exception of certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria.

3. Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item
1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs, directly or through its Vendors, with respect to the Servicing Platform, as of December 31, 2006 and for the Reporting Period;

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5. Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31,
2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6. Aurora has not identified and is not aware of any material instance of noncompliance by the Vendors for which Aurora has elected to take responsibility for assessing compliance with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole.

7. Aurora has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the
Reporting Period with respect to the Servicing Platform taken as a whole; and

8. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 13, 2007

Aurora Loan Services, LLC
By: /s/ Terry Gentry
Name: Terry Gentry
Title: Managing Director, Loan Administration
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsibl e
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreement
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and
otherwise in accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsibl e
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate
custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.
X
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash
flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction
agreements. For purposes of this crit erion, "federally insured depository institution" with respect to a foreign financial
institution means a foreign financial institution that meets the requirements of 240.13k-1(b)(1) of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-
backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These
reconciliations: (A) Are mathematically accurate; (B) Are
prepared within 30 calendar days after the bank statement
cutoff date, or such other number of days specified in the
transaction agreements; (C) Are reviewed and approved by
someone other than the person who prepared the
reconciliation; and (D) Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsibl e
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the
transaction agreements and applicable Commission
requirements. Specifically, such reports: (A) Are prepared in accordance with timeframes and other terms set forth in the
transaction agreements; (B) Provide information calculated in accordance with the terms specified in the transaction
agreements; (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
X
4,5
X
1
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and other
terms set forth in the transaction agreements.
X
2
1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the servicer's investor records, or such other number of days specified in the transaction agreements.
X
2
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
2
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in
accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
X
1122(d)(4)(v)
The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's
pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance
X
4
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
5
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.

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SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsibl e
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
with the transaction agreements and related pool asset
documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
requirements established by the transaction agreements.
X
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at
least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example,
phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool
asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as
escrow accounts): (A) Such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction
agreements; (B) Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents
and state laws; and (C) Such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the
transaction agreements.
X
X
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
X
X
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
transaction agreements.
X
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectable accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.
X

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c)
CountryWide
HOME LOANS
2900 Madera Road
Simi Valley, California 93065- 6298
(805) 955-1000
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-owned subsidiaries, Countrywide Home Loans, Inc. (CHL), Countrywide Tax Services
Corporation, Newport Management Corporation, and Countrywide Home Loans Servicing, L.P., a wholly-
owned subsidiary of CHL (collectively the "Co mpany") provides this platform level assessment, for which
Countrywide Financial Corporation and such subsidiaries participated in servicing functions, as such term is described under Title 17, Section 229.1122 of the Code of Federal Regulations ("Item 1122 of
Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item
1122(d) of Regulation AB promulgated by the Securities and Exchange Commission in regard to the following servicing platform for the following period:
Platform publicly-Issued (i.e., registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended) residential mortgage- backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan, products, sub-prime, HELOC and closed seconds) issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), collectively "Servicing Functions" and for which the related issuer has a fiscal year end of December 31, 2006. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides Servicing Functions.
Period: as of and for the year ended December 31, 2006.
Applicable Servicing Criteria: all servicing criteria set forth in Item 1122(d), to the extent required in the related agreements, except for the following paragraphs:
1122(d)(1)(iii), 1122(d)(3)(i)(B), only as it relates to information other than that contained in the monthly remittance report delivered by the servicer to the master servicer, trustee, and or bond administrator,
1122(d)(3)(i)(D), only as it relates to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the servicer, 1122(d)(3)(ii), only as it relates to amounts other than amounts remitted by the servicer to the master servicer, trustee, and or bond administrator,
1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i) and 1122(d)(4)(ii), only as 1122(d)(4)(i) and 1122(d)(4)(ii)
relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such functions for the related transaction, and 1122(d)(4)(xv), only as it relates to
Item 1115 of Regulation AB (derivative transactions).

With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing Criteria:
1.
The Company is responsible for assessing its compliance with the Applicable Servicing
Criteria.
2. The Company has assessed compliance with the Applicable Servicing Criteria.

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3.
Other than as identified on Schedule A hereto, as of and for the Period, the Company was in material compliance with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance.

COUNTRYWIDE FINANCIAL CORPORATION
By: Is!: Steve Bailey
Steve Bailey
Its: Senior Managing Director and Chief Executive
Officer, Loan Administration
Dated: February 28, 2007
By: Is!: Kevin Meyers
Kevin Meyers
Its: Managing Director and Chief Financial Officer,
Countrywide Home Loans, Inc. Loan Administration
Dated: February 28, 2007
Schedule A
Material Instances
of
Noncompliance
No material instances of noncompliance:
the
Company has complied, in all material
respects, with the applicable servicing criteria as of and for the year ended December 31,
2006.

d)
Appendix I

MANAGEMENT'S ASSERTION OF COMPLIANCE
Management of the Trust & Securities Services department of Deutsche Bank
National
Trust Company
and Deutsche Bank Trust Company Americas (collectively the "Company") is responsible for assessing compliance with the servicing criteria set forth in item 1122(d) of Regulation AB promulgated by the
Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006 for which the Company provides trustee, securities administration or paying agent

12 of 26
services, excluding any publicly issued transactions sponsored or issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria : All servicing criteria set forth in Item 1122(d), except for the following criteria:
1l22(d)(2)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii),
1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii),1 l22(d)(4)(xiii) and 1122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the
Platform (the "Applicable Servicing Criteria").

Period: Twelve months ended December 31, 2006 (the "Period").

Management's interpretation of Applicable Servicing Criteria : The Company's management has determined that servicing criteria 1l22 (d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain governing documents.
It is management's interpretation that Deutsche Bank Trust Company America has no other active back-up servicing responsibilities in regards to 1122(d )(l)(iii) as of and for the Period.

Third parties classified as vendors : With respect to servicing criteria 1I22(d)(2)(i), 1l22(d)(4)(i), and
1l22(d)(4)(ii), management has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that these vendors are not considered a
"servicer" as defined in Item 1101(j) of Regulation AB. and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly
Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to each vendor.
The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

With respect to the Platform, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

1. The Company's management is responsible for assessing the Company's compliance with the
Applicable Servicing Criteria as of and for the Period.

2. The Company's management has assessed compliance with the Applicable Servicing Criteria, including servicing criteria for which compliance is determined based on Interpretation 17.06 as described above, as of and for the Period. In performing this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the management's assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

Appendix I

By: /s/ Gary R. Vaughan

13 of 26
Name: Gary R. Vaughan
Its: Managing Director

By: /s/ David Co
Name: David Co
Its: Director

By: /s/ Jose Sicilia
Name: Jose Sicilia
Its: Managing Director

By: /s/ Kevin Fischer
Name: Kevin Fischer
Its: Vice President

By: /s/ Robert Frier
Name: Robert Frier
Its: Director

DEUTCHE BANK TRUST COMPANY AMERICAS
By: /s/ Kevin C. Weeks
Name: Kevin C. Weeks
Its: Managing Director

By: /s/ Jonna Kaufman
Name: Jonna Kaufman
Its: Director

e)
REPORT ON ASSESSMENT OF COMPLIANCE
First American Real Estate Solutions of Texas, LLP. (an indirect subsidiary of The First American
Corporation, and the "Asserting Party") is responsible for assessing compliance as of December 31, 2006, and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Title 17, Sections 229.1122(d)(l)(iv), (d)(2)(v), (d)(2)(vi), (d)(2)(vii),
(d)(4)(xi), (d)(4)(xii) and (d)(4)(xiii) of the Code of Federal Regulations (the "CFR") applicable to the
Asserting Party (the "Applicable Servicing Criteria"). The transactions covered by this report include all loans for residential mortgage loan outsourcing customers for which the Asserting Party served as the residential tax service provider (the "Platform").

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting
Period and has concluded that, except as set forth herein below, the
Asserting Party has complied, m all material respects, with the Applicable Servicing Criteria as of
December 31, 2006, and for the Reporting Period with respect to the platform taken as a whole.

The Asserting Party assessed its compliance with the Applicable Servicing Criteria for the Reporting
Period and has identified a material instance of noncompliance with the servicing criterion sot forth in
Section 229.1122(d)(2)(vii)(E) of the CFR with respect to the Platform. Specifically, the Asserting Party

14 of 26
did not prepare reconciliations for all asset-backed securities related bank accounts within 30 calendar days after the bank statement cut-off date or such number of days specified in the transaction agreements.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006,
and for the Reporting Period as set forth in this assertion.

FIRST AMERICAN REAL ESTATE SOLUTIONS OF TEXAS, L.P.
By: First American Real Estate Solutions LLC
General Partner
/s/ Lucy A. Przybyla
Lucy A. Przybyla
Senior Vice President
February 28, 2007

f)
LaSalle Bank N.A.
135 South LaSalle Street
Suite 1625
Chicago, IL 60603
Global Securities and Trust Services
Management's Assertion on Compliance with Item 1122 Criteria
LaSalle Bank National Association (the "Asserting Party") is responsible for assessing its compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation
AB (17 C.F.R, 229.1122(d)) as indicated on Exhibit A annexed hereto entitled "1122
Servicing Criteria to be Addressed in Assessment of Compliance" (the "S ervicing
Criteria").
The Asserting Party has assessed the effectiveness of its compliance with the applicable
Servicing Criteria as of December 31, 2006, and for the period of January 1, 2006 through
December 31, 2006 (the "Reporting Period"). In making this assessment, the Asserting
Party used the criteria set forth by the Securities and Exchange Commission in paragraph
(d) of Item 1122 of Regulation AB.
Based on such assessment, the Asserting Party believes that, as of December 31, 2006 and for the Reporting Period, it has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB for the servicing activities it performs in the asset-backed securities transactions detailed on Exhibit B. For servicing criteria
1122(d)(3)(i)(A) and (B), this assertion covers only the information on the report to investors that is required by the respective transaction agreements.

15 of 26
Ernst and Young, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's assessment of compliance with the
Servicing Criteria as of December 31, 2006 and for the Reporting Period. The asset-
backed securities transactions to which this assertion and the attestation report relate are listed on Exhibit B.
LaSalle Bank National Association
By: /s/ Barbara L. Marik
Name: Barbara L. Marik
Title: First Vice President
Date: February 28, 2007
Exhibit A
1122 Servicing Criteria
to be addressed in an Assessment of Compliance
Reg AB
Reference
Servicing Criteria
Servicing Criteria
Applicable to
LaSalle Bank
National Association
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
X

16 of 26
transaction agreements.
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion,
"federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access. X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
(D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the indenture trustee's records as to the total unpaid principal balance and number of
Pool Assets serviced by the related Servicer.
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the related Servicer's investor records, or such other number of days specified in the transaction agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the related Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
1122(d)(4)(v)
The related Servicer's records regarding the pool assets agree with the related
Servicer's records with respect to an obligor's unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

17 of 26
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A)
such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the related Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business day s to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
X
EXHIBIT B
2006 Transactions
Non-Specific Transactions
Nominal Trustee
Transactions
Custodian Only
Transactions
Paying Agent
Only
Transactions
ACE Series 2006-GP1 Bear Stearns Series 2006-
PWR11
Basic Asset
Backed 2006-1
Washington
Mutual Series
2006-AR2
Banc of America Comm. Mtge Series
2006-2
Bear Stearns Series 2006-
PWR12
Credit Suisse AB
Series 2006-1
Washington
Mutual Series
2006-AR6
Banc of America Comm. Mtge Series
2006-5
Bear Stearns Series 2006-
PWR13
Credit Suisse AB
Series 2006-2
Washington
Mutual Series
2006-AR7
Bear Stearns Series 2006-AQ1 Bear Stearns Series 2006-
PWR14
Credit Suisse AB
Series 2006-3
Washington
Mutual Series
2006-AR8
Bear Stearns Series 2006-EC1 Bear Stearns Series 2006-
TOP22
Credit Suisse AB
Series 2006-4
Washington
Mutual Series
2006-AR9
Bear Stearns Series 2006-EC2 Bear Stearns Series 2006-
TOP24
Credit Suisse
ARMT Series
2006-1
Washington
Mutual Series
2006-AR10
Bear Stearns Series 2006-HE1 GSAA Home Equity Trust Credit Suisse Washington

18 of 26
2006-14 ARMT Series
2006-2
Mutual Series
2006-AR11
Bear Stearns Series 2006-HE2 GSAMP Series 2006-HE3
Credit Suisse
ARMT Series
2006-3
Washington
Mutual Series
2006-AR12
Bear Stearns Series 2006-HE3 GSAMP Series 2006-HE4 Credit Suisse
HEMT Series
2006-1
Washington
Mutual Series
2006-AR13
Bear Stearns Series 2006-HE4 GSAMP Series 2006-HE5
Credit Suisse
HEMT Series
2006-2
Washington
Mutual Series
2006-AR14
Bear Stearns Series 2006-HE5 GSAMP Series 2006-HE6 Credit Suisse
HEMT Series
2006-3
Washington
Mutual Series
2006-AR15
Bear Stearns Series 2006-HE6 GSAMP Series 2006-HE7
Credit Suisse
HEMT Series
2006-4
Washington
Mutual Series
2006-AR16
Bear Stearns Series 2006-HE7 GSAMP Series 2006-HE8 Credit Suisse
HEMT Series
2006-5
Washington
Mutual Series
2006-AR17
Bear Stearns Series 2006-HE8 JP Morgan Series 2006-
LDP9
Credit Suisse
HEMT Series
2006-6
Washington
Mutual Series
2006-AR18
Bear Stearns Series 2006-HE9 Morgan Stanley Series 2006-
TOP21
Credit Suisse
Series 2006-1
Washington
Mutual Series
2006-AR19
Bear Stearns Series 2006-HE10 Morgan Stanley Series 2006-
TOP23
Credit Suisse
Series 2006-2
Washington
Mutual Series
2006-HE1
Bear Stearns Series 2006-PC1 Morgan Stanley Capital I
Series 2006-HQ10
Credit Suisse
Series 2006-3
Washington
Mutual Series
2006-HE2
Bear Stearns ABS Series 2006-1 Morgan Stanley Mtg Loan
Trust Series 2006-16ARX
Credit Suisse
Series 2006-4
Washington
Mutual Series
2006-HE3
Bear Stearns Mortgage Funding
Series 2006-SL1
Morgan Stanley Mtg Loan
Trust Series 2006-1AR
Credit Suisse
Series 2006-5
Washington
Mutual Series
2006-HE4
Bear Stearns Mortgage Funding
Series 2006-SL2
Morgan Stanley Mtg Loan
Trust Series 2006-3AR
Credit Suisse
Series 2006-6
Washington
Mutual Series
2006-HE5
Bear Stearns Mortgage Funding
Series 2006-SL3
Morgan Stanley Mtg Loan
Trust Series 2006-5AR
Credit Suisse
Series 2006-7
Washington
Mutual WMALT
2006-AR1
Bear Stearns Mortgage Funding
Series 2006-SL4
Morgan Stanley Mtg Loan
Trust Series 2006-6AR
Credit Suisse
Series 2006-8
Washington
Mutual WMALT
2006-AR2
Bear Stearns Mortgage Funding
Series 2006-SL5
Morgan Stanley Mtg Loan
Trust Series 2006-8AR
Credit Suisse
Series 2006-9
Washington
Mutual WMALT
2006-AR3
Bear Stearns Mortgage Funding
Series 2006-SL6
Morgan Stanley Mtg Loan
Trust Series 2006-9AR
Credit Suisse
HEAT Series 2006-
1
Washington
Mutual WMALT
2006-AR4
C-BASS Series 2006-CB7 Morgan Stanley Mtg Loan
Trust Series 2006-2
Credit Suisse
HEAT Series 2006-
3
Washington
Mutual WMALT
2006-AR5
C-BASS Series 2006-CB9 Morgan Stanley Mtg Loan
Trust Series 2006-7
Credit Suisse
HEAT Series 2006-
4
Washington
Mutual WMALT
2006-AR6
Citigroup Commercial Mortgage Trust
Series 2006-C4
Morgan Stanley Mtg Loan
Trust Series 2006-11
Credit Suisse
HEAT Series 2006-
5
Washington
Mutual WMALT
2006-AR7
Citigroup Commercial Mortgage Trust
Series 2006-C5
Morgan Stanley Mtg Loan
Trust Series 2006-12XS
Credit Suisse
HEAT Series 2006-
6
Washington
Mutual WMALT
2006-AR8
CD 2006-CD3 Mortgage Trust Morgan Stanley Mtg Loan
Trust Series 2006-13ARX
Credit Suisse
HEAT Series 2006-
7
Washington
Mutual WMALT
2006-AR9

19 of 26
COMM Series 2006-C8 Morgan Stanley Mtg Loan
Trust Series 2006-15XS
Credit Suisse
HEAT Series 2006-
8
Washington
Mutual WMALT
2006-AR10
CSFB Commercial Mtg. Trust Series
2006-C4
Morgan Stanley Mtg Loan
Trust Series 2006-17XS
Lehman Mortgage
Trust Series 2006-
1
Washington
Mutual WMALT
2006-1
First Franklin MLT Series 2006-FF18 Thornburg Mtg Securities
Trust Series 2006-1
Lehman Mortgage
Trust Series 2006-
4
Washington
Mutual WMALT
2006-2
Greenwich Capital Series 2006-GG7 Thornburg Mtg Securities
Trust Series 2006-2
Lehman Mortgage
Trust Series 2006-
5
Washington
Mutual WMALT
2006-3
GE Capital Comm Mtg. Corp. Series
2006-C1
Thornburg Mtg Securities
Trust Series 2006-3
Lehman Mortgage
Trust Series 2006-
6
Washington
Mutual WMALT
2006-4
JP Morgan Series 2006-CIBC14 Thornburg Mtg Securities
Trust Series 2006-4
Lehman Mortgage
Trust Series 2006-
7
Washington
Mutual WMALT
2006-5
JP Morgan Series 2006-CIBC15 Thornburg Mtg Securities
Trust Series 2006-5
Lehman Mortgage
Trust Series 2006-
8
Washington
Mutual WMALT
2006-6
JP Morgan Series 2006-CIBC17 Thornburg Mtg Securities
Trust Series 2006-6
Lehman Mortgage
Trust Series 2006-
9
Washington
Mutual WMALT
2006-7
JP Morgan Series 2006-LDP7 ZUNI Trust Series 2006-OA1 Lehman XS Trust
Series 2006-1
Washington
Mutual WMALT
2006-8
JP Morgan Series 2006-LDP8 Lehman XS Trust
Series 2006-3
Washington
Mutual WMALT
2006-9
Non-Specific Transactions
Nominal Trustee
Transactions
Custodian Only
Transactions
Paying Agent
Only
Transactions
Lehman XS Trust Series 2006-8 Lehman XS Trust
Series 2006-5
Lehman XS Trust Series 2006-11 Lehman XS Trust
Series 2006-7
Lehman XS Trust Series 2006-15 Lehman XS Trust
Series 2006-9
Lehman XS Trust Series 2006-19 Lehman XS Trust
Series 2006-10N
Lehman XS Trust Series 2006-20 Lehman XS Trust
Series 2006-12
Lehman Mortgage Trust Series 2006-
2
Lehman XS Trust
Series 2006-13
LB-UBS Comm. Mtge. Trust Series
2006-C1
Lehman XS Trust
Series 2006-17
LB-UBS Comm. Mtge. Trust Series
2006-C3
Morgan Stanley
Series 2006-HE1
LB-UBS Comm. Mtge. Trust Series
2006-C4
Morgan Stanley
Series 2006-HE2
LB-UBS Comm. Mtge. Trust Series
2006-C6
Morgan Stanley
Series 2006-HE3
LB-UBS Comm. Mtge. Trust Series
2006-C7
Morgan Stanley
Series 2006-HE4
Merrill Lynch Series 2006-MLN1 Morgan Stanley
Series 2006-HE5
Merrill Lynch Series 2006-OPT1 Morgan Stanley
Series 2006-HE6
Merrill Lynch Series 2006-WMC2 Morgan Stanley
Series 2006-HE7
Merrill Lynch Series 2006-FF1 Morgan Stanley
Series 2006-HE8
Merrill Lynch Countrywide Series
2006-1
Morgan Stanley
HEL Series 2006-1
Merrill Lynch Countrywide Series
2006-2
NYMC Series 2006

20 of 26
Merrill Lynch Countrywide Series
2006-3
SAIL 2006-1
Merrill Lynch Countrywide Series
2006-4
SAIL 2006-2
Merrill Lynch Series 2006-AHL1 SAIL 2006-3
Merrill Lynch Series 2006-AR1 SAIL 2006-4
Merrill Lynch Series 2006-FM1 SARM 2006-1
Merrill Lynch Series 2006-HE2 SARM 2006-2
Merrill Lynch Series 2006-HE3 SARM 2006-3
Merrill Lynch Series 2006-HE4 SARM 2006-4
Merrill Lynch Series 2006-HE5 SARM 2006-5
Merrill Lynch Series 2006-HE6 SARM 2006-6
Merrill Lynch Series 2006-RM1 SARM 2006-7
Merrill Lynch Series 2006-RM2 SARM 2006-8
Merrill Lynch Series 2006-RM3 SARM 2006-9
Merrill Lynch Series 2006-RM4 SARM 2006-10
Merrill Lynch Series 2006-RM5 SARM 2006-11
Merrill Lynch Series 2006-SD1 SARM 2006-12
Merrill Lynch Series 2006-SL1 SASCO 2006-BC1
Merrill Lynch Series 2006-SL2 SASCO 2006-BC2
Merrill Lynch Series 2006-C1 SASCO 2006-BC3
Merrill Lynch Series 2006-C2 SASCO 2006-BC4
Morgan Stanley Capital I Series 2006-
HQ8
SASCO 2006-BC5
Morgan Stanley Capital I Series 2006-
HQ9
SASCO 2006-BC6
Morgan Stanley Capital I Series 2006-
IQ11
SASCO 2006-S1
Morgan Stanley Capital I Series 2006-
IQ12
SASCO 2006-S2
Morgan Stanley Mtg Loan Trust
Series 2006-4SL
SASCO 2006-S3
Morgan Stanley Mtg Loan Trust
Series 2006-10SL
SASCO 2006-S4
Morgan Stanley Mtg Loan Trust
Series 2006-14SL
Sequoia Alternative
Loan Trust Series
2006-1
OWNIT Mortgage Loan Trust Series
2006-3
OWNIT Mortgage Loan Trust Series
2006-4
Non-Specific Transactions
Nominal Trustee
Transactions
Custodian Only
Transactions
Paying Agent
Only
Transactions
OWNIT Mortgage Loan Trust Series
2006-5
OWNIT Mortgage Loan Trust Series
2006-6
OWNIT Mortgage Loan Trust Series
2006-7
SACO I Trust Series 2006-1
SACO I Trust Series 2006-2
SACO I Trust Series 2006-3
SACO I Trust Series 2006-4
SACO I Trust Series 2006-5
SACO I Trust Series 2006-6
SACO I Trust Series 2006-7
SACO I Trust Series 2006-8
SACO I Trust Series 2006-9
SACO I Trust Series 2006-10

21 of 26
SACO I Trust Series 2006-12
SATURNS Series 2006-1
SATURNS Series 2006-2
TILES Series 2006-1
Wachovia Bank CMT Series 2006-
C24

g)
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Newport Management Corporation (the Asserting Party) provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Servicing Platform for the following Period:
Servicing Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by Aurora Loan Services, LLC ("Servicer"), on which escrow payments were disbursed in
2006, specifically Item 1 122(d)(4)(xi), only as it relates to the `Applicable Servicing Criteria" described below, and as disclosed by the Servicer to the Asserting Party (collectively, "Eligible Loans', as identified in Schedule A).

Period: As of and for the year ended December 31, 2006.

Applicable Servicing Criteria: the servicing criteria which applies to the functions performed by the Asserting Party is set forth in Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing
Criteria, the Asserting Party performs the following limited functions:
1. Processes the obligor's hazard insurance information it receives and provides the Servicer with the applicable hazard insurance effective date, payment amount, and payee (collectively, `insurance
Information");

2. Provides the Insurance Information to the Servicer no later than 5 days prior to the applicable exp iration date as indicated in the Insurance Information.
3. Disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

With respect to the Servicing Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):
1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

2. The Asserting Party has assessed its compliance with respect to the functions it performs for the
Applicable Servicing Criteria.

3. Other than as identified on Schedule B hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing Criteria.

KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the
Asserting Party's foregoing assessment of compliance.

NEWPORT MANAGEMENT CORPORATION
By: /s/ Mark A. McElroy
Mark A. McElroy
Its: Executive Vice President
Dated: February 28, 2007

SCHEDULE A
Exhibit maintained at the office of the depositor.

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SCHEDULE B
MATERIAL INSTANCES OF NONCOMPLIANCE
No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned criterion as of and for the year ended December 31, 2006.

h)
Management's Assertion
Report on Comp liance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934

U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform1
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:

1. U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;
2. U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;
3. U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .
4. Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.

U.S. BANK NATIONAL ASSOCIATION

/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007

1 The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.
Corporate Trust ABS Platform (A) 2

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EXHIBIT A to Management's Assertion
Reg AB
Reference
Servicing Criteria
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.
Corporate Trust ABS Platform (A) 3
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the

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Servicer's investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable
1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
Not Applicable
1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Not Applicable
1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
Not Applicable
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
Not Applicable
Corporate Trust ABS Platform (A) 4
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
Not Applicable

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1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
Not Applicable
1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
Not Applicable
1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
Not Applicable
1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

i)
[WELLS FARGO logo]

Wells Fargo Bank, N.A.
Document Custody
1015 10th Avenue SE
Minneapolis, MN 55414

Appendix I

ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

Corporate Trust Services division of Wells Fargo Bank, National Association (the "Company") is
responsible for assessing compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission. The Company has determined that the servicing criteria are applicable in regard to the servicing-platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of
1934, as amended) residential mortgage-backed securities and commercial mortgage-backed securities issued on or after January 1, 2006, for which the Company provides document custody services, excluding any publicly issued transactions issued by any government sponsored entity (the "Platform").

Applicable Servicing Criteria: The servicing criteria set forth in Item 1122(d)(4)(i) and 1122(d)(4)(ii), in regard to the activities performed by the Company with respect to the Platform (the "Applicable Servicing
Criteria"). The Company has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Platform.

Period: Twelve months ended December 31, 2006 (the "Period").

With respect to the Platform, the Company provides the following assessment of compliance with respect to the Applicable Servicing Criteria:

1. The Company is responsible for assessing the Company's compliance with the Applicable Servicing
Criteria as of and for the Period.

2. The Company has assessed compliance with the Applicable Servicing Criteria. In performing this assessment, the Company used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

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3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to the
Company's assessment of compliance as of and for the Period.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/: Shari L. Gillund
Its: Senior Vice President
Dated: March 1, 2007